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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 13, 1996
                                         ---------------
                        (Date of earliest event reported)



                              NCS HEALTHCARE, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                       0-027602                 34-1816187
        --------                       --------                 ----------
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                file number)           identification no.)



            3201 Enterprise Parkway, Suite 220, Beachwood, Ohio 44122
            ---------------------------------------------------------
              (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code            (216) 514-3350
                                                              --------------



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Item 2.  Acquisition or Disposition of Assets.
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On August 13, 1996, NCS HealthCare, Inc., a Delaware corporation (the
"Company"), directly or through its wholly owned subsidiary acquired the business of four related companies in Oklahoma. NCS HealthCare of Oklahoma, Inc., an Oklahoma corporation and a wholly owned subsidiary of the Company ("NCS/Oklahoma"), acquired substantially all of the assets of Thrifty Medical of Tulsa, L.L.C., an Oklahoma limited liability company ("Thrifty Tulsa"), pursuant to an Asset Purchase Agreement dated as of August 13, 1996, by and among NCS/Oklahoma, Thrifty Medical, Willis V. Smith and Charles Oliver (the "Thrifty Tulsa Agreement"). NCS/Oklahoma acquired Northside Pharmacy, Inc., an Oklahoma corporation ("Northside Pharmacy"), pursuant to an Agreement of Merger by and among Northside Pharmacy, Willis V. Smith, Charles Oliver, the Willis Vernon Smith Unitrust dated August 8, 1996, NCS/Oklahoma and the Company (the "Northside Merger Agreement"). The Company acquired all of the outstanding capital stock of Thrifty Medical Supply, Inc. an Oklahoma corporation ("Thrifty Supply") pursuant to a Stock Purchase Agreement dated as of August 13, 1996 by and among the Willis Vernon Smith Unitrust dated August 8, 1996, Charles Oliver, Willis V. Smith and the Company (the "Thrifty Supply Agreement"). Thrifty Tulsa, Northside Pharmacy and Thrifty Supply are collectively referred to as Thrifty Medical Systems. Copies of the Thrifty Tulsa Agreement, the Northside Merger Agreement and the Thrifty Supply Agreement are filed as Exhibits hereto.

                  Thrifty Medical Systems provides a broad array of health care services to more than 6,000 residents of long-term care facilities.

                  As consideration for the assets of Thrifty Tulsa, the Company (i) paid an aggregate of $4,963,200 in cash and assumed indebtedness, and (ii) issued 3,393 shares of its Class A Common Stock. As consideration for Northside, the Company (i) paid approximately $1,183,000 in cash, notes and assumed indebtedness, and (ii) issued 64,738 shares of its Class A Common Stock. As consideration for the capital stock of Thrifty Supply, the Company paid approximately $1,350,000 in cash, notes and assumed indebtedness. The value of the Class A Common Stock issued in connection with these transactions was determined based on the average closing price of the Company's Class A Common Stock on The Nasdaq Stock Market, Inc. for the ten trading days ending on the sixth trading day preceding the closing.

                  In connection with the purchase of Thrifty Medical Systems, NCS/Oklahoma entered into an Employment Agreement with Willis V. Smith. This Agreement provides that Mr. Smith will be employed for a period of five years and agreed that he will not, for a period of seven years, directly or indirectly compete with NCS/Oklahoma. A copy of the Employment Agreement is filed as an Exhibit hereto.

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                  In connection with the purchase of Thrifty Medical Systems,
NCS/Oklahoma entered into an Employment Agreement with Gail Benjamin. This Agreement provides that Ms. Benjamin will be employed for a period of five years and agreed that she will not, for a period of seven years, directly or indirectly compete with NCS/Oklahoma. A copy of the Employment Agreement is filed as an Exhibit hereto.

                  In connection with the purchase of Thrifty Medical Systems, NCS/Oklahoma entered into an Employment Agreement with Charles Oliver. This Agreement provides that Mr. Oliver will be employed for a period of five years and agreed that he will not, for a period of seven years, directly or indirectly compete with NCS/Oklahoma. A copy of the Employment Agreement is filed as an Exhibit hereto.

                  The Company utilized its available cash to make the cash payments in connection with this transaction.

                  Other than the Employment Agreements set forth above, there are no material relationships between Thrifty Medical Services and the Company or any of their affiliates, directors or officers.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Financial Statements of Businesses Acquired.*

(b)      Pro Forma Financial Information.*

(c)      Exhibits.


                                                                                    Sequential
   Exhibit No.                         Description                                    Page No.
   -----------                         -----------                                    --------
          2.1              Asset  Purchase  Agreement,  dated  August 13,  1996,
                           by  and  among Thrifty  Medical of Tulsa,  L.L.C.,
                           an  Oklahoma  limited  liability company,  Willis V.
                           Smith,  Charles  Oliver  and NCS  HealthCare  of
                           Oklahoma, Inc., an Oklahoma corporation.

          2.2 Agreement of Merger, dated August 13, 1996, by and among Northside Pharmacy, Inc., an Oklahoma corporation, Willis



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
                           V. Smith, Charles Oliver, the Willis Vernon Smith
                           Unitrust Dated August 8, 1996, NCS HealthCare of Oklahoma, Inc., an Oklahoma corporation, and the Registrant.

          2.3 Stock Purchase Agreement, dated August 13, 1996, by and among the Willis Vernon Smith Unitrust Dated
                           August 8, 1996, Charles Oliver, Willis V. Smith and the Registrant.

         99.1 Employment Agreement, dated as of August 13, 1996, by and between NCS HealthCare of Oklahoma, Inc., an Oklahoma corporation, and Willis V. Smith.











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

                                                                                    Sequential
   Exhibit No.                         Description                                    Page No.
   -----------                         -----------                                    --------
         99.2              Employment Agreement, dated as of August 13, 1996, by
                           and between NCS HealthCare of Oklahoma, Inc., an
                           Oklahoma corporation, and Charles Oliver.

         99.3 Employment Agreement, dated as of August 13, 1996, by and between NCS HealthCare of Oklahoma, Inc., an Oklahoma corporation, and Gail Benjamin.

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

*                 The financial statements of Thrifty Medical Systems for the periods specified in Rule 3-05(b) of Regulation S-X and the pro forma financial information required pursuant to Article 11 of Regulation S-X currently are not available and will be filed as soon as is practicable, but not later than 60 days after the date that this Report is due.

**                The Registrant agrees by this filing to supplementally furnish a copy of the schedules of this Agreement to the Commission upon request.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NCS HEALTHCARE, INC.

                                  By:       /s/Jeffrey R. Steinhilber
                                            ---------------------------
                                            Jeffrey R. Steinhilber,
                                            Senior Vice President and
                                            Chief Financial Officer

Date:  August 28, 1996





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